BY SIGNING AND DATING THE BACK OF THIS CARD,  YOU  AUTHORIZE THE PROXIES TO VOTE
EACH PROPOSAL AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" EACH PROPOSAL, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                                WESTON PORTFOLIOS
                             NEW CENTURY I PORTFOLIO
          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS - OCTOBER 16, 1998

      The undersigned hereby constitutes and appoints Douglas A. Biggar and Wayne M. Grzecki, or any of them, with power of substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the special meeting of shareholders of New Century I Portfolio to be held at 20 William Street, Suite 330, Wellesley, Massachusetts 02481 on the 16th day of October, 1998 at 10:00 a.m. local time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

      THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEMS. IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED TO APPROVE EACH PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS. THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES.

      1.   On the election of five Trustees

           _____FOR all nominees listed (except as marked to thecontrary below)

           _____WITHHOLD AUTHORITY to vote for all nominees listed below

             Douglas A. Biggar          (To withhold authority
             Stanley H. Cooper          for any individual
             Michael A. Diorio          nominee, place a line
             Roger Eastman              through the nominee's
             Joseph Robbat, Jr.         name)




      2. To ratify the selection of Briggs Bunting and Dougherty, LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1998.

      FOR  _____          AGAINST  _____       ABSTAIN  _____

      3. To approve changes to the fundamental investment policies of the New Century I Portfolio as described in the Proxy Statement.

      FOR  _____          AGAINST  _____       ABSTAIN  _____




      4. To approve a new investment advisory agreement for the New Century I Portfolio with Weston Financial Group, Inc.

      FOR  _____          AGAINST  _____         ABSTAIN  _____


      5. To transact such other business as may properly come before the Meeting.


_____________________________________________________________________________
SIGNATURE (JOINT OWNER)                        DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

BY SIGNING AND DATING THE BACK OF THIS CARD,  YOU  AUTHORIZE THE PROXIES TO VOTE
EACH PROPOSAL AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" EACH PROPOSAL, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                                WESTON PORTFOLIOS
                          NEW CENTURY CAPITAL PORTFOLIO
          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS - OCTOBER 16, 1998

______The undersigned hereby constitutes and appoints Douglas A. Biggar and Wayne M. Grzecki, or any of them, with power of substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the special meeting of shareholders of New Century Capital Portfolio to be held at 20 William Street, Suite 330, Wellesley, Massachusetts 02481 on the 16th day of October, 1998 at 10:00. a.m. local time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

______THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEMS. IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED TO APPROVE EACH PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS. THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES.

      1.   On the election of five Trustees

           _____FOR all nominees listed (except as marked to thecontrary below)

           _____WITHHOLD AUTHORITY to vote for all nominees listed below

             Douglas A. Biggar          (To withhold authority
             Stanley H. Cooper          for any individual
             Michael A. Diorio          nominee, place a line
             Roger Eastman              through the nominee's
             Joseph Robbat, Jr.         name)



      2. To ratify the selection of Briggs Bunting and Dougherty, LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1998.

      FOR  _____          AGAINST  _____         ABSTAIN  _____

      3. To approve changes to the fundamental investment policies of New Century Capital Portfolio as described in the Proxy Statement.

      FOR  _____          AGAINST  _____         ABSTAIN  _____


      4. To approve a new investment advisory agreement for the New Century Capital Portfolio with Weston Financial Group, Inc.

      FOR  _____          AGAINST  _____         ABSTAIN  _____

      5. To transact such other business as may properly come before the Meeting.


_____________________________________________________________________________
SIGNATURE (JOINT OWNER)                        DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

C:\westpxy.txt